                                  SENECA FUNDS
                            INSTITUTIONAL SHARES AND
                             ADMINISTRATIVE SHARES

                          Prospectus: January 2, 1997

     SENECA GROWTH FUND seeks capital appreciation primarily through investments in equity securities of companies that, in the Investment Manager's opinion, have the potential for above average market appreciation. Production of income is incidental to this objective. The Fund seeks to outperform the Standard & Poor's Index of 500 Stocks.

     SENECA MID-CAP "EDGE" (SM) FUND seeks capital appreciation primarily through investments in equity securities of companies that, in the Investment Manager's opinion, have the potential for above average market appreciation. Production of income is incidental to this objective. The Fund invests primarily in companies with market capitalizations between $500 million and $5 billion. The Fund seeks to outperform the Standard & Poor's Mid-Cap 400 Index.

     SENECA BOND FUND (Institutional Shares Only) seeks both current income and capital appreciation primarily by investing in a diversified portfolio of government and corporate bonds and other debt securities. The Fund seeks a total return higher than that of the Lehman Brothers Government/Corporate Index.

     SENECA REAL ESTATE SECURITIES FUND seeks a high total return through both long-term capital appreciation and current income from investments related to United States real estate. The Fund invests primarily in securities of issuers that are engaged principally in or whose businesses relate to ownership and operation of real estate in the United States.

     There can be no assurance that any of the Funds will achieve its investment objectives or succeed in outperforming the indices described above. For information about some of the principal risks involved in investments in the Funds, see "Investment Practices and Risk Considerations."

     This Prospectus is intended to set forth concisely the information an investor should know before investing in any of the Funds. Please read it carefully and save it for future reference. A Statement of Additional Information dated October 31, 1996 (the "SAI") has been filed with the Securities and Exchange Commission. The SAI, as amended or supplemented from time to time, is incorporated into this Prospectus by this reference and is a part of this Prospectus. It is available free of charge by writing to the Distributor at 909 Montgomery Street, San Francisco, California, 94133 or by calling 1-800-990-9331. See "Purchase of Shares."

     Institutional Shares are offered primarily to institutional investors such as pension and profit sharing plans, other employee benefit trusts, investment advisors, endowments, foundations, and corporations ("Institutional Investors"). With certain exceptions, the minimum investment for Institutional Shares is $250,000, except the Seneca Bond Fund, which has a minimum investment of $10,000. Administrative Shares are offered primarily to participant-directed employee benefit plans and to investors purchasing through accounts maintained with broker-dealers and other financial service companies. With certain exceptions, the minimum investment for Administrative Shares is $1,000 per Fund. The Seneca Bond Fund does not currently offer administrative shares. See "Purchase of Shares."

     Each Fund has its own levels of expenses and charges and each class of shares of a Fund may have different expenses and charges specific to that class. See "Fund Expenses."

     Fund shares are not deposits or obligations of, or endorsed or guaranteed by, any bank or other financial institution, and they are not insured by the Federal Deposit Insurance Corporation or any other agency of the United States Government or any other governmental subdivision.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                         PAGE
                                                         ----
The Seneca Funds at a Glance...........................    4
Fund Expenses..........................................    5
Financial Highlights...................................   11
Management.............................................   14
The Seneca Funds in Detail.............................   15
Seneca Growth Fund and Seneca Mid-Cap "EDGE" (sm)
  Fund.................................................   15
Seneca Bond Fund.......................................   17
Seneca Real Estate Securities Fund.....................   19
Investment Practices and Risk Considerations...........   21
Purchase of Shares.....................................   30
Redemption of Shares...................................   34
Portfolio Transactions.................................   38
Net Asset Value........................................   39
Dividends and Capital Gains............................   40
Income Tax Considerations..............................   41
Investment Manager and Administrator...................   42
General Information....................................   45

                          THE SENECA FUNDS AT A GLANCE

     SENECA FUNDS (the "Trust") is an open-end management investment company, consisting of the four separate investment portfolios described below (the "Funds"). Each Fund is managed separately and has its own investment objective, strategies and policies designed to meet different goals. The following summary is qualified in its entirety by the more detailed information that appears elsewhere in this Prospectus. A more detailed description of each Fund may be found under the heading "The Seneca Funds in Detail."

     The SENECA GROWTH FUND seeks capital appreciation. Production of income is incidental to this objective. This Fund invests primarily in common stocks of companies that, in the Investment Manager's opinion, have the potential for above average market appreciation. The Fund may invest in companies at all levels of market capitalization. For a portion of its portfolio, the Fund favors large, well-known companies that have established histories of continuous dividend payment and, for another portion of its portfolio, generally invests in smaller firms that the Investment Manager believes have the potential for faster growth. The Fund seeks to outperform the Standard & Poor's Index of 500 Stocks (the "S&P 500").

     The SENECA MID-CAP "EDGE" (SM) FUND seeks capital appreciation. Production of income is incidental to this objective. This Fund invests primarily in common stocks of companies that, in the Investment Manager's opinion, have the potential for above average market appreciation, focusing on companies with market capitalizations between $500 million and $5 billion. The Fund seeks to outperform the Standard & Poor's Mid-Cap 400 Index (the "S&P Mid-Cap Index").

     THE SENECA BOND FUND seeks both current income and capital appreciation. This Fund invests in a diversified portfolio of government and corporate bonds and other debt securities, seeking a total return higher than the Lehman Brothers Government/Corporate Index. The Fund normally maintains a dollar-weighted average maturity of between two and ten years and a dollar-weighted average duration of between two and eight years.

     The SENECA REAL ESTATE SECURITIES FUND seeks a high total return through both long-term capital appreciation and current income. This Fund is non-diversified and invests primarily in securities of issuers operating principally in the United States real estate industry or whose businesses relate to ownership and operation of real estate in the U.S., including equity real estate investment trusts ("REITs"), mortgage

REITs, real estate brokers and developers, companies that manage or own real estate, manufacturers and distributors of building supplies, and financial institutions that originate or service mortgage loans.

     There can be no assurance that the Funds will achieve their investment objectives or succeed in outperforming the indices described above. Investors should read this Prospectus carefully, particularly "Investment Practices and Risk Considerations," for information about certain risks relevant to an investment in the Funds. In particular, investors should note that the value of all securities and other investments a Fund may hold and, as a result, the Fund's net asset value per share, will vary from time to time in response to a variety of factors. The value of securities may fluctuate in response to the activities of individual companies as well as general market and economic conditions. The values of small-to-medium-capitalization equity securities may be particularly susceptible to fluctuation as a result of factors unrelated to the issuers' underlying businesses. The value of debt securities can generally be expected to vary inversely with changes in prevailing interest rates. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of purchase.

     Each Fund is separately managed by GMG/Seneca Capital Management LLC ("GMG/Seneca" or "Investment Manager").

                                 FUND EXPENSES

     Each Fund bears the costs of its operations. These costs may include fees for investment management, distribution, independent Trustees, brokerage services, security pricing services, custody, transfer agency and recordkeeping services, insurance, federal and state registration, legal and accounting services, amortized expenses, taxes, and any extraordinary expenses.

     The Seneca Growth Fund, Seneca Mid-Cap EDGE Fund, and Seneca Real Estate Securities Fund each offers two classes of shares: Administrative Shares and Institutional Shares. The Seneca Bond Fund currently offers only Institutional Shares. Administrative Shares are offered primarily to participant-directed employee benefit plans and to investors purchasing through accounts maintained with broker-dealers and other financial service companies. With certain exceptions, the minimum initial investment for Administrative Shares is $1,000. Institutional Shares are offered primarily to institutional investors such as pension and profit sharing plans, other employee benefit trusts, invest-ment advisors, endowments, foundations, and corporations ("Institutional Investors"). With certain exceptions, the minimum investment for Institutional Shares is $250,000, except the Seneca Bond Fund, which has a minimum investment of $10,000. See "Purchase of Shares."

     Each class may have different distribution-related expenses and charges and other expenses specific to that class. Those expenses are charged separately to that class and will affect the class's performance. Fund expenses that are not related to the distribution of shares of a particular class or to services provided specifically to a particular class are allocated between the classes based on the net assets of each class.

     The following table describes shareholder transaction-related expenses for the Funds.

                        SHAREHOLDER TRANSACTION EXPENSES

                                        SENECA                      SENECA
                            SENECA     MID-CAP       SENECA       REAL ESTATE
                            GROWTH     "EDGE" (SM)   BOND(2)      SECURITIES
                            ------     --------     ---------     -----------
Sales Load on Purchases...   None         None         None           None
Sales Load on Reinvested
  Dividends...............   None         None         None           None
Deferred Sales Load.......   None         None         None           None
Early Withdrawal Fee(1)...  1.00%        1.00%        1.00%          1.00%
Exchange Fee..............   None         None         None           None

---------------

(1) Applies only to redemptions (including by exchanges) of shares held less than 90 days. The fee is paid to the Fund and is intended to protect long-term investors from the cost of frequent investments and redemptions by short-term investors. See "Redemption of Shares."

(2) Institutional Shares. Administrative shares are not currently offered.

     The following table describes anticipated annual operating expenses (excluding portfolio brokerage expenses) for the Administrative Shares for the fiscal year ending September 30, 1997.

                             ADMINISTRATIVE SHARES
                           ANNUAL OPERATING EXPENSES

                                            PERCENTAGE OF AVERAGE
                                                 NET ASSETS
                                    -------------------------------------
                                                 SENECA         SENECA
                                    SENECA      MID-CAP       REAL ESTATE
                                    GROWTH     "EDGE" (SM)    SECURITIES
                                    ------     ----------     -----------
Management Fees...................  0.70%         0.80%          0.85%
12b-1 Fees (1)....................  0.25%         0.25%          0.25%
Other Expenses (after waivers and   1.60%         1.65%          1.95%
  expense reimbursements) (2).....
Total Expenses (after waivers and   2.55%         2.70%          3.05%
  expense reimbursements).........

---------------

(1) Consists of distribution fees payable to the Distributors to cover, among other things, costs of advertising and marketing the Administrative Shares. See "General Information -- Distribution and Administrative Services Plan." These fees may result in long-term shareholders paying more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

(2) Includes estimates of fees to be paid to GMG/Seneca pursuant to an Administrative Services Agreement, fees the Funds may pay to employee benefit plan administrators, broker-dealers, and other financial services companies for sub-accounting, account maintenance and other, related services, as well as other expenses not covered by the Management Fees and the 12b-1 Fees. Certain expenses may differ between classes depending on the particular services provided to the different classes. Examples include transfer agency fees, state and federal securities registration fees, legal and accounting fees, directors' fees and expenses incurred as a result of issues relating solely to a class, and fees and payments for specific class services, including account maintenance or subaccounting expenses.

     GMG/Seneca will waive some or all of its Management Fee and/or Administrative Fee and assume other operating expenses of each Fund (other than certain extraordinary or nonrecurring expenses) at least until the earlier of March 31, 1997 or such time as the Trust's aggregate assets exceed $60 million, to the extent necessary to prevent the expenses of such Fund from exceeding the levels set forth in the table and may, in its discretion as to any Fund, continue such waivers and/or reimbursements, in whole or in part, beyond such time. Fee waivers and expense reimbursement or assumption arrangements will increase a Fund's return. See "Investment Manager and Administrator -- Management Fee."

     "Other Expenses" may be reduced to the extent certain broker-dealers executing Funds' portfolio transactions pay all or a portion of the Funds' transfer agency or custodian fees or expenses or credits arising out of balances maintained by Funds with the Transfer Agent and Custodian offset such fees or expenses.

     The Annual Operating Expenses table summarizes estimates of operating expenses relating to Administrative Shares for the fiscal year ending September 30, 1997. The purpose of this table and the Shareholder Transaction Expense table is to assist investors in understanding the varying costs and expenses they will bear directly or indirectly. GMG/Seneca will continue to waive some or all of its fees and assume other operating expenses of each Fund to the extent necessary to prevent overall expenses from exceeding the level in the table at least until the earlier of March 31, 1997 or such time as the Trust's aggregate assets exceed $60 million and may, in its discretion continue such waivers and/or reimbursements as to any Fund, in whole or in part, beyond such time. Without any fee waivers or expense reimbursements by GMG/Seneca, the Other Expenses for Administrative Shares during the Fund's fiscal year ending September 30, 1997 are estimated to be 1.60%, 1.65%, and 1.95%, respectively, and the Total Expenses are estimated to be 2.55%, 2.70%, and 3.05%, respectively.

     The following table describes anticipated annual operating expenses (excluding portfolio brokerage expenses) for the Institutional Shares for the fiscal year ending September 30, 1997.

                              INSTITUTIONAL SHARES
                           ANNUAL OPERATING EXPENSES

                                         PERCENTAGE OF AVERAGE
                                               NET ASSETS
                                ----------------------------------------
                                          SENECA               SENECA
                                SENECA   MID-CAP    SENECA   REAL ESTATE
                                GROWTH   "EDGE" (SM)  BOND   SECURITIES
                                ------   --------   ------   -----------
Management Fees...............  0.70%      0.80%    0.50%       0.85%
12b-1 Fees....................   None       None     None        None
Other Expenses (after waivers
  and expense
  reimbursements)(1)..........  1.25%      1.30%    1.35%       1.50%
Total Expenses (after waivers
  and expense
  reimbursements).............  1.95%      2.10%    1.85%       2.35%

---------------

(1) Includes estimates of fees to be paid to GMG/Seneca pursuant to an Administrative Services Agreement, fees the Funds may pay to employee benefit plan administrators, broker-dealers, and other financial services companies for sub-accounting, account maintenance and other, related services, as well as other expenses not covered by the Management Fees. Certain expenses may differ between classes depending on the particular services provided to the different classes. Examples include transfer agency fees, state and federal securities registration fees, legal and accounting fees, directors' fees and expenses incurred as a result of issues relating solely to a class, and fees and payments for specific class services, including account maintenance or subaccounting expenses.

     GMG/Seneca will waive some or all of its Management Fee and/or Administrative Fee and assume other operating expenses of each Fund (other than certain extraordinary or nonrecurring expenses) at least until the earlier of March 31, 1997 or such time as the Trust's aggregate assets exceed $60 million, to the extent necessary to prevent the expenses of such Fund from exceeding the levels set forth in the table and may, in its discretion as to any Fund, continue such waivers and/or reimbursements, in whole or in part, beyond such time. Fee waivers and expense reimbursement or assumption arrangements will increase a Fund's return. See "Investment Manager and Administrator -- Management Fee."

     "Other Expenses" may be reduced to the extent certain broker-dealers executing Funds' portfolio transactions pay all or a portion of the Funds' transfer agency or custodian fees or expenses or credits arising out of balances maintained by Funds with the Transfer Agent and Custodian offset such fees or expenses.

     The Annual Operating Expenses table summarizes estimates of operating expenses relating to Institutional Shares for the fiscal year ending September 30, 1997. The purpose of this table and the Shareholder Transaction Expense table is to assist investors in understanding the varying costs and expenses they will bear directly or indirectly. GMG/Seneca will continue to waive some or all of its fees and assume other operating expenses of each Fund to the extent necessary to prevent overall expenses from exceeding the level in the table at least until the earlier of March 31, 1997 or such time as the Trust's aggregate assets exceed $60 million and may, in its discretion continue such waivers and/or reimbursements as to any Fund, in whole or in part, beyond such time. Without any fee waivers or expense reimbursements by GMG/Seneca, the Other Expenses for Institutional Shares during the Funds' fiscal year ending September 30, 1997 are estimated to be 1.25%, 1.30%, 1.35%, and 1.50%, respectively, and the Total Expenses are estimated to be 1.95%, 2.10%, 1.85%, and 2.35%, respectively.

EXAMPLE

     Using the above tables of transaction expenses and annual operating expenses, for each of the two classes of shares of the Funds an investor would pay the expenses indicated in the table below based on a $1,000 investment and an assumed 5% annual return. The expenses are the same whether or not the investor redeems the shares at the end of each time period.

                                    ADMINISTRATIVE     INSTITUTIONAL
                                        SHARES             SHARES
                                   ----------------   ----------------
                                   1YEAR    3YEARS    1YEAR    3YEARS
                                   ------   -------   ------   -------
Seneca Growth Fund...............   $ 26      $79      $ 20      $61
Seneca Mid-Cap "EDGE" (sm)
  Fund...........................   $ 27      $83      $ 21      $65
Seneca Bond Fund.................    N/A      N/A      $ 19      $58
Seneca Real Estate Securities
  Fund...........................   $ 31      $96      $ 24      $73

     THE INFORMATION IN THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN A RETURN GREATER OR LESS THAN 5%.

                              FINANCIAL HIGHLIGHTS

     The following financial highlights covering the period from commencement of operations of each Fund through September 30, 1996 have been audited by Deloitte & Touche LLP, independent public accountants, whose report thereon appears in the Funds' annual report. The annual report contains additional performance information and will be made available upon request and without charge.

                      SENECA FUNDS -- INSTITUTIONAL SHARES
                              FINANCIAL HIGHLIGHTS

     For a Share Outstanding Throughout the Period Ended September 30, 1996*

                                                SENECA                     SENECA
                                  SENECA       MID-CAP       SENECA     REAL ESTATE
                                  GROWTH      "EDGE" (SM)     BOND       SECURITIES
                                -----------   ----------   ----------   ------------
NET ASSET VALUE AT BEGINNING
  OF PERIOD...................  $     10.00   $    10.00   $    10.00    $    10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net Investment Income (1)...         0.03         0.01         0.31          0.13
  Net Realized and Unrealized
    Gain on Investments.......         3.71         4.96         0.08          1.10
                                -----------   ----------   ----------    ----------
  TOTAL FROM INVESTMENT
    OPERATIONS................         3.74         4.97         0.39          1.23
                                -----------   ----------   ----------    ----------
Distributions to Shareholders
  from Net Investment
  Income......................           --           --        (0.30)        (0.13)
                                -----------   ----------   ----------    ----------
NET ASSET VALUE AT END OF
  PERIOD......................  $     13.74   $    14.97   $    10.09    $    11.10
                                ===========   ==========   ==========    ==========
TOTAL RETURN (2)..............        37.40%       49.70%        4.02%        12.39%
RATIOS & SUPPLEMENTAL DATA
Net Assets at End of Period...  $12,919,525   $7,427,656   $3,926,664    $1,073,080
  Ratio of Operating Expenses
    to Average Net Assets
    (3)(4)....................         0.81%        0.90%        0.56%         1.00%
  Ratio of Net Investment
    Income to Average Net
    Assets (3)................         0.76%        0.27%        7.54%         4.39%
  Portfolio Turnover Rate.....        87.66%       72.34%       52.82%        30.70%
  Average Commission Rate
    (5).......................  $    0.0598   $   0.0595          N/A    $   0.0564

---------------

* The Growth, Mid-Cap "EDGE" (sm), Bond, and Real Estate Securities Funds commenced investment operations on March 10, 1996, March 10, 1996, March 7, 1996, and March 12, 1996, respectively.

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the Investment Manager (see Note 3 to the financial statements). If the Investment Manager had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.09) for the Growth Fund; $(0.19) for Mid-Cap "EDGE" (sm) Fund; $(0.05) for the Bond Fund; and $(1.45) for the Real Estate Securities Fund.
(2) Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the advisor.
(3) Annualized.
(4) If the Investment Manager had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.49% for the Growth Fund; 5.73% for Mid-Cap "EDGE" (sm) Fund; 9.31% for the Bond Fund; and 53.04% for the Real Estate Securities Fund.
(5) The average commission paid is applicable for the Funds that invest greater than 10% of average net assets in equity securities transactions on which commissions are charged.

                     SENECA FUNDS -- ADMINISTRATIVE SHARES

                              FINANCIAL HIGHLIGHTS

     For a Share Outstanding Throughout the Period Ended September 30, 1996*

                                                 SENECA                  SENECA
                                     SENECA     MID-CAP      SENECA    REAL ESTATE
                                     GROWTH    "EDGE" (SM)  BOND (6)   SECURITIES
                                    --------   ----------   --------   -----------
NET ASSET VALUE AT BEGINNING OF
  PERIOD..........................  $  10.00   $    10.00   $ 10.00     $   10.00
                                    --------   ----------   --------     --------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)
    (1)...........................        --        (0.01)     0.29          0.13
  Net Realized and Unrealized Gain
    on Investments................      3.63         4.94      0.09          1.08
                                    --------   ----------   --------     --------
  TOTAL FROM INVESTMENT
    OPERATIONS....................      3.63         4.93      0.39          1.21
                                    --------   ----------   --------     --------
Distributions to Shareholders from
  Net Investment Income...........        --           --     (0.29)        (0.13)
                                    --------   ----------   --------     --------
NET ASSET VALUE AT END OF
  PERIOD..........................  $  13.63   $    14.93   $ 10.09     $   11.08
                                    ========   ==========   ========     ========
TOTAL RETURN (2)..................     36.30%       49.30%     3.86%        12.22%
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period.....  $466,401   $1,355,493   $195,930    $ 222,483
  Ratio of Operating Expenses to
    Average Net Assets (3)(4).....      1.46%        1.55%     1.21%         1.65%
  Ratio of Net Investment Income
    to Average Net Assets (3).....      0.16%       (0.46)%    6.46%         4.61%
  Portfolio Turnover Rate.........     87.66%       72.34%    52.82%        30.70%
  Average Commission Rate (5).....  $ 0.0598   $   0.0595       N/A     $  0.0564

---------------

  * The Growth, Mid-Cap "EDGE" (sm), Bond, and Real Estate Securities Funds commenced investment operations on March 10, 1996, March 10, 1996, March 7, 1996, and March 12, 1996, respectively.
(1) Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the Investment Manager (see Note 3 to the financial statements). If the Investment Manager had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.34) for the Growth Fund; $(0.20) for Mid-Cap "EDGE" (sm) Fund; $(1.41) for the Bond Fund; and $(1.96) for the Real Estate Securities Fund.
(2) Total return represents aggregate total returns for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the advisor.
(3) Annualized.

(4) If the Investment Manager had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 14.01% for the Growth Fund; 9.73% for Mid-Cap "EDGE" (sm) Fund; 39.23% for the Bond Fund; and 73.01% for the Real Estate Securities Fund.
(5) The average commission paid is applicable for the Funds that invest greater than 10% of average net assets in equity securities transactions on which commissions are charged.
(6) Administrative shares of the Seneca Bond Fund are not currently offered.

                                   MANAGEMENT

     Overall responsibility for the management and supervision of the Trust and the Funds rests with the Trustees of Seneca Funds (the "Trustees"). GMG/Seneca's services under its Investment Management Agreement and Administrative Services Agreement with the Trust are subject to the direction of the Trustees.

     The Funds' investment manager is GMG/Seneca, 909 Montgomery Street, San Francisco, California 94133. Under an Investment Management Agreement with the Trust, GMG/Seneca's duties to each Fund include: (1) supervising and managing the investments of that Fund and directing the purchase and sale of its investments; and (2) ensuring that investments follow the investment objective, strategies, and policies of that Fund and comply with government regulations.

     GMG/Seneca has also entered into an Administrative Services Agreement with the Trust under which it performs, or arranges for the performance of, the following services, among others: (1) providing the Funds with administrative and clerical services; (2) overseeing the maintenance of the Funds' books and records by the Funds' custodian; (3) preparing the Funds' income tax returns;
(4) registering the Funds' shares with those states and other jurisdictions where shares are offered or sold and arranging periodic updating of the Funds' prospectus; (5) initial preparation and filing of proxy materials and reports to Fund shareholders and the Securities and Exchange Commission ("SEC"); and (6) providing the Funds with adequate office space and all necessary office equipment to perform the foregoing services. GMG/Seneca has entered into an agreement with State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, Massachusetts 02171, pursuant to which State Street will perform substantially all of those services.

     For more information about the Investment Manager, its functions, and its affiliates, see "Investment Manager and Administrator."

                           THE SENECA FUNDS IN DETAIL

     FUND OBJECTIVES, STRATEGIES AND POLICIES. The investment objectives, strategies, and policies of each Fund are described below. There can be no assurance that these objectives will be met. The "Investment Practices and Risk Considerations" section describes in greater detail some specific risks of the types of securities in which the Funds invest and practices in which the Funds may engage.

     FUNDAMENTAL POLICIES. An investment policy that a Fund has adopted as "fundamental" may be changed only with the approval of a majority of shareholders. Most of the strategies and policies described below and described in the SAI are not fundamental. This means those strategies and policies may be changed by the Trustees without shareholder approval. See "Investment Restrictions" in the SAI for more information concerning the fundamental and non-fundamental investment policies of the Funds.

                             SENECA GROWTH FUND AND
                        SENECA MID-CAP "EDGE" (SM) FUND

     INVESTMENT OBJECTIVE: Capital appreciation; production of income is incidental. The Seneca Growth Fund seeks appreciation greater than that of the S&P 500 Index and the Seneca Mid-Cap "EDGE" (sm) Fund seeks appreciation greater than that of the S&P Mid-Cap Index.

     INVESTMENT STRATEGIES AND POLICIES. Each of these Funds invests primarily in common stocks of growth companies that meet certain fundamental standards and that the Investment Manager believes have the potential for above average market appreciation. These Funds generally invest at least 65% of their assets in common stocks. The Seneca Growth Fund has no limitations as to the market capitalizations of companies in which it invests, but generally focuses a portion of its portfolio on large, well-known companies, many with market capitalizations in excess of $5 billion, that have an established history of profitability and/or dividend payment. The Seneca Mid-Cap "EDGE" (sm) Fund generally invests at least 65% of its assets in companies with market capitalizations between $500 million and $5 billion, although it may at times have significant investments in companies with higher or lower market capitalizations. At times, both Funds may invest in some of the same securities.

     In evaluating companies' potential for market appreciation, the Investment Manager seeks companies that, among other things, it believes will demonstrate greater long-term earnings growth than the average company included in, for the Seneca Growth Fund, the S&P 500 or, for the Seneca Mid-Cap "EDGE" (sm) Fund, the S&P Mid-Cap Index. This approach is based on the belief that growth in a company's earnings will correlate with growth in the price of its stock. The Investment Manager seeks to identify companies that have the most attractive earnings prospects and favorable valuations. Although this analysis stresses the long-term potential for earnings growth, these Funds may buy securities in anticipation of relatively short-term price gains and may engage in other opportunistic trading activities.

     These Funds may also invest in preferred stocks, warrants, and debt instruments, including bonds convertible into common stocks. When the Investment Manager determines that market conditions warrant, the Funds may invest without limit in cash and cash equivalents for temporary defensive purposes, although this is not expected to occur routinely. These Funds may engage in hedging transactions using, among other things, options and futures contracts. See "Investment Practices and Risk Considerations -- Options, Futures, and Other Derivatives."

     These Funds may invest as much as 20% of their assets in foreign securities if those securities meet the same criteria for the Funds' investments in general. At times the Funds may have no foreign investments. Generally, the Funds' foreign investments will be made through American depositary receipts ("ADRs") or stocks of foreign issuers that are traded directly on U.S. securities exchanges or in the Nasdaq Stock Market.

     To enable the Seneca Mid-Cap "EDGE" (sm) Fund to invest effectively in companies with small- to medium-sized market capitalizations, the Trust currently does not expect to offer shares of that Fund to the public at any time when the net assets of the Fund exceed $500 million. This limit is subject to change.

     As these Funds invest primarily in common stocks, their investments are subject to stock market price volatility. The Funds are intended for investors who have the perspective, patience, and financial ability to take on above-average stock market volatility in pursuit of long-term capital growth. Prices of securities issued by medium-capitalization companies are often more volatile than those of large, well-established companies, in part because of the relatively fewer shares available and the potential for developments in a smaller company's business to have a relatively greater impact on its earnings and revenues than developments in the business of larger companies. In addition, the risk of insolvency (with attendant losses to shareholders) is greater for smaller companies than for larger companies. As a result, because of its investment focus on companies with medium-capitalizations, the Seneca Mid-Cap "EDGE" (sm) Fund's performance can be expected to be more volatile than that of the Seneca Growth Fund.

                                SENECA BOND FUND

     INVESTMENT OBJECTIVE: High total return -- both current income and capital appreciation. This Fund seeks to outperform the Lehman Brothers
Government/Corporate Index.

     INVESTMENT STRATEGIES AND POLICIES. This Fund invests in a diversified portfolio of corporate bonds and other debt securities. It normally maintains a dollar-weighted average maturity of between two and ten years, although maturities of individual securities may be significantly longer. The Fund also generally seeks to maintain a dollar-weighted average duration of between two and eight years. The Investment Manager actively manages this Fund's portfolio, adjusting the weighted average portfolio maturity in response to expected changes in interest rates. During periods of rising interest rates, the Investment Manager may shorten the portfolio's average maturity to reduce the effect of bond price declines on the Fund's net asset value. Conversely, when interest rates are falling and bond prices are rising, the Fund may lengthen its average maturity. The Investment Manager also considers bond performance in particular industry sectors and individual issue characteristics and may engage in opportunistic trading activities.

     The Fund's investments may include securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, publicly-traded and privately-placed corporate securities, and municipal obligations. The Fund may also invest in mortgage-backed securities issued by various federal agencies and government-sponsored enterprises and in other mortgage-related or asset-backed securities. Investments in mortgage-related and other asset-backed securities can be subject to the risk of early repayment of principal. For more information, see "Investment Practices and Risk
Considerations -- Mortgage-Backed and Asset-Backed Securities" and the SAI.

     "Duration" is an important criterion in selecting securities for this Fund. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (the "interest rate risk" or "volatility" of the security). But "term to maturity" measures only the time until a security provides its final payment, taking no account of the pattern of payments before maturity. Duration is a measure of the expected life of a debt security on a present-value basis, incorporating a bond's yield, coupon interest payments, final maturity, and call features into one measure. It takes the length of the time intervals between the present time and the time that interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future time. For any debt security with interest payments occurring before the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest on a security, the longer the security's duration. Conversely, the higher the stated or coupon rate of interest, the shorter the duration.

     There are situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years. However, their interest rate exposure corresponds to the frequency of the coupon reset. With mortgage pass-through securities, the stated final maturity is generally 30 years, but currently expected prepayment rates are more critical in determining the securities' interest rate exposure.

     The Fund invests at least 65% of its assets in investment-grade bonds (i.e., rated Baa or higher by Moody's Investors Service ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P")), although it may invest to a lesser extent in securities rated as low as B by Moody's or S&P. The Fund may also invest in unrated securities of similar qualities, as determined by the Investment Manager.

     In general, lower-rated bonds, which will be a lesser component of this Fund, offer higher returns than investment-grade bonds, but they also carry higher risks. These can include: a) a higher risk of insolvency, especially during economic downturns; b) a lower degree of liquidity; and c) greater price volatility. The Fund will not purchase below-investment-grade securities when the purchase would increase the Fund's holdings of such securities to 35% or more of the Portfolio's value. If the Fund owns a security that was "investment-grade" when the Fund acquired it but the security is downgraded by a ratings service, the Fund may or may not choose to sell the security. This depends on the Investment Manager's assessment of the issuer's prospects. See "General
Information -- Summary of Bond Ratings" for a description of bond ratings and "Investment Practices and Risk Considerations -- Below-Investment-Grade Securities" for a discussion of some of the risks involved in investments in low-rated bonds.

     The Fund may invest as much as 20% of its assets in securities of issuers organized in jurisdictions outside the United States if they meet the same criteria described above for the Fund's investments in general. At times the Fund may have no foreign investments. See "Investment Practices and Risk Considerations -- Foreign Securities."

     This Fund ordinarily invests in common stock only as a result of conversion of bonds, exercise of warrants, or extraordinary business events.

                       SENECA REAL ESTATE SECURITIES FUND

     INVESTMENT OBJECTIVE: High total return, both current income and long-term capital appreciation, through investments in REITs and real estate-related securities.

     INVESTMENT STRATEGIES AND POLICIES. This Fund generally invests at least 65% of its assets in equity or debt securities of issuers that are principally engaged in businesses in the United States real estate industry or in related businesses. An issuer is considered "principally" engaged in such a business if at least 50% of the issuer's assets, gross income, or net income are attributable to ownership, construction, management, or sale of real estate located in the United States, or to products or services related to the real estate industry. Examples of issuers participating directly in the real estate industry include equity REITs (which own real estate directly), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), other companies whose assets consist substantially of real property and interests in real property, real estate brokers and developers and companies that manage real estate. Issuers are not considered to be participating in the real estate industry simply because they own significant amounts of real estate if such ownership is incidental to another business unrelated to real estate. Examples of issuers whose products or services are related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that originate or service mortgage loans.

     This Fund generally focuses on investments in common stocks but also may invest in debt securities of REITs and other real estate-related issuers, preferred stocks, convertible securities, warrants, and publicly-traded limited partnerships that invest in real estate. In addition, the Fund may invest up to 35% of its assets in equity and debt securities outside the real estate industry or related businesses. Investments in debt securities are primarily limited to investment-grade securities; the Fund may not invest 35% or more of its assets in securities rated lower than BBB by S&P or Baa by Moody's and unrated debt securities that the Adviser considers to be of comparable quality. In general, lower-rated debt securities offer higher returns than investment-grade bonds but also carry higher risks. See "General Information -- Summary of Bond Ratings" for a description of bond ratings and "Investment Practices and Risk Considerations -- Below-Investment Grade Securities" for a discussion of some of the risks involved in investments in low-rated debt securities.

     This Fund is classified as a non-diversified investment company under the Investment Company Act of 1940 (the "1940 Act"), which means that it is not limited by that Act in the proportion of its assets it may invest in the securities of any single issuer. The Fund does, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a small number of issuers and, as a result, may be subject to a greater risk as to portfolio securities. If the Fund takes concentrated positions in a small number of issuers, its return may fluctuate more than that of a diversified company as a result of changes in the price of any of those securities.

     This Fund does not make direct investments in real estate. However, because it may invest in debt securities of issuers primarily engaged in real estate ownership, it is possible that the Fund could become the direct owner of real estate as a result of a default on those securities. Rental income or income from the disposition of such assets could adversely affect the Fund's status as a regulated investment company for Federal income tax purposes. See "Income Tax Considerations."

                  INVESTMENT PRACTICES AND RISK CONSIDERATIONS

     PORTFOLIO TURNOVER. The rate of portfolio turnover generally is not important in investment decisionmaking for any of the Funds. Decisions to buy and sell securities are based on the anticipated contribution of a security to achievement of a Fund's investment objectives. Sales can result from, for example, securities reaching a price objective, anticipated changes in interest rates, changes in the creditworthiness of issuers, or general financial or market developments. The Funds may sell one security and simultaneously buy another of comparable quality and may simultaneously buy and sell the same security to take advantage of short-term differences in bond yields. Funds may buy individual securities in anticipation of relatively short-term price gains. A Fund's liquidity needs may also necessitate sales. Because these factors generally are not tied to the length of time a security has been held, a significant number of short-term transactions may result.

     The total portfolio turnover rate of each Fund for the period ended September 30, 1996, is shown in the Financial Highlights table that appears earlier in this Prospectus. A 100% annual turnover rate would occur if all of a Fund's securities were replaced one time during a one-year period.

     While portfolio transactions are necessary to achieve a Fund's investment objectives, a high level of turnover entails certain costs. The higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs, and other direct transaction costs. High turnover can also result in acceleration of the realization of gains, which may be short-term in nature and thus taxable to shareholders at ordinary rates. In any particular period a Fund's turnover rate may be higher than that of other mutual funds with similar investment objectives.

     Certain tax considerations can restrict a Fund's ability to sell securities in some circumstances when those securities have been held for less than three months. See "Income Tax Considerations" and the SAI.

     REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Trustees have established criteria to evaluate the creditworthiness of parties with whom the Funds may enter into repurchase agreements.

     The securities underlying repurchase agreements are not subject to the average weighted maturity or duration restrictions otherwise applicable to the Seneca Bond Fund's investments. The Funds will limit repurchase agreements to securities issued by the United States Government, its agencies, and its instrumentalities.

     REVERSE REPURCHASE AGREEMENTS; BORROWING. Funds may enter into reverse repurchase agreements and "dollar roll" transactions with selected banks, U.S. securities dealers and other financial institutions. In a reverse repurchase agreement, a Fund sells securities and simultaneously agrees to repurchase them at a price that reflects an agreed-upon rate of interest. A dollar roll transaction is similar to a reverse repurchase agreement, except that the counterparty is not required to deliver the same security to the Fund that it received (or had the right to receive) from the Fund, but may deliver a substantially identical security to the Fund upon the closing of the transaction. Funds will use the proceeds of reverse repurchase agreements and dollar rolls to make other investments that either mature or are subject to an agreement to resell at or before the date the reverse repurchase agreement or dollar roll expires. When a Fund enters into a reverse repurchase agreement or dollar roll transaction, it will maintain a segregated account consisting of cash or high-quality liquid debt securities in an amount at least equal to its repurchase obligation under the agreement. Reverse repurchase agreements and dollar rolls are a form of leverage that increases the opportunity for gain and the risk of loss for a given change in market value. There may also be a risk of delay in the recovery of the underlying securities if the counterparty experiences financial difficulties.

     Each Fund may borrow money from banks and, to secure borrowings, may mortgage or pledge securities. A Fund may incur such borrowings, together with amounts borrowed through reverse repurchase agreements and dollar rolls, up to one-third of the Fund's net assets. These limitations on borrowings are a fundamental policy of the Funds.

If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.

     BELOW-INVESTMENT-GRADE SECURITIES. No Fund may invest 35% or more of its net assets in debt securities that are rated below "investment grade" by S&P or Moody's. A Fund will not invest in securities rated lower than B by S&P or Moody's or unrated securities whose quality the Investment Manager determines to be lower than those ratings. "Investment grade" refers to securities rated BBB or better by S&P or Baa or better by Moody's. Below-investment-grade securities (so-called "junk bonds") generally pay higher current income but may be considered speculative because they present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, a Fund would lose income and could expect a decline in the market value of the securities affected. Prices of such securities tend to react more to prevailing economic and industry conditions, issuers' unique financial situations, and the bonds' coupon rates than to small changes in prevailing interest rates. However, during an economic downturn or a period of rising interest rates, issuers of these securities, generally highly-leveraged companies, can have trouble making principal and interest payments, meeting projected business goals, and obtaining additional financing.

     Each Fund may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The Investment Manager will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security. Unrated debt securities are included in Seneca Bond Fund's 35% limit on below-investment-grade debt unless the Investment Manager determines those securities to be the equivalent of investment-grade securities. See "General Information -- Summary of Bond Ratings" and the SAI for a description of bond rating categories.

     REITS AND OTHER REAL ESTATE-RELATED INVESTMENTS. The value of investments in issuers that hold real estate, particularly equity REITs, may be affected by changes in the values of real properties owned by the issuers, and the value of investments in mortgage REITs may also be affected by the quality of the credit they have extended. Investments in businesses related to the real estate industry may also be affected by changes in the value of real estate generally or in particular geographical areas in which the businesses operate primarily. Interest rates can be a significant factor both in real estate values and in related businesses. Increases in interest rates can cause or contribute to declines in real estate prices and can cause slowdowns in such related businesses as real estate sales and construction.

     Investing in REITs, particularly equity REITs, may also involve risks similar to those associated with small-capitalization companies, in that their securities may trade less frequently and in a lower volume than those of larger-capitalization companies and may be subject to abrupt and large price movements. At times, the market price of a REIT's securities may be less than the value of its investments in real estate. REITs often are not diversified and are therefore subject to the risk of financing a limited number of projects or properties. REITs depend on the skills of their management and are often heavily dependent on cash flow from properties. Mortgage REITs are subject to risks of default by borrowers. Some REITs are "self-liquidating" -- i.e., their existence is limited to a specific term -- and present the risk of liquidating at a time that is not economically opportune for their investors. REITs also run the risks of failing to qualify for special tax treatment under the Code and of maintaining exemptions under the 1940 Act.

     DELAYED DELIVERY TRANSACTIONS. Funds may sometimes purchase or sell securities on a when-issued or forward commitment basis. In such "delayed delivery" transactions, the price of securities is established at the time the commitment to purchase or sell is made. Delivery of and payment for these securities typically occur up to 90 days after the commitment is made. The market price of a security at the time of delivery may be higher or lower than the price contracted for, and there is some risk the transaction may not be consummated. When a Fund makes a commitment to buy securities on a forward commitment or when-issued basis, it will maintain a segregated account consisting of cash or high-quality liquid debt securities in an amount at least equal to the commitments.

     SHORT SALES. A Fund may sell securities that it owns or has the right to acquire at no additional cost but does not intend to deliver to the buyer, a practice known as selling short "against the box." These transactions allow a Fund to hedge against price fluctuations by locking in a sale price for securities the Fund does not wish to sell immediately, for example, to postpone recognition of a gain or loss for federal income tax purposes or satisfy certain tests applicable to regulated investment companies under the Code. Subject to restrictions (if any) imposed by state law, a Fund may also sell securities that it does not own or have the right to acquire. When a Fund does so, it will maintain with its custodian in a segregated account cash or high-quality liquid debt securities in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker in connection with the short sale (not including the proceeds of the short sale). It is currently expected that a Fund will not sell securities short if, as a result, the total amount of all "open" short positions would exceed one-third of the value of the Fund. This limitation may be changed at any time.

     ILLIQUID SECURITIES. A Fund may invest up to 15% of its net assets in illiquid securities -- securities that may not be sold within seven days at approximately the price used in determining the Fund's net asset value. Securities may be illiquid when they are held subject to legal or contractual restrictions on resale, usually because they have not been registered for sale to the general public ("restricted securities"), or when there is a limited market for them. Repurchase agreements that mature in more than seven days are considered illiquid securities.

     Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Federal Securities Act of 1933 may not be considered illiquid if a sufficient dealer or institutional trading market exists for them. The Investment Manager is responsible for determining whether such a market exists as to Rule 144A securities, and whether such securities must be considered illiquid, under guidelines approved by the Trustees. Institutional trading markets for Rule 144A securities are relatively new. Liquidity of the Funds' investments could be impaired if trading markets for these securities do not develop further or decline.

     FOREIGN SECURITIES. Each Fund may invest in securities, including U.S. dollar- or foreign currency-denominated debt securities, of foreign issuers. Foreign equity investments are generally limited to securities traded on U.S. exchanges or in the Nasdaq Stock Market and ADRs evidencing ownership of foreign securities. ADR's are dollar-denominated and are issued by domestic banks or securities firms and traded in the U.S.

     Securities of foreign issuers involve different, and sometimes greater, risks than securities of U.S. issuers. These include an increased risk of adverse political and economic developments, and, as to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of the funds or other assets of a Fund.

     Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Funds, particularly the Seneca Bond Fund, may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute "derivatives" transactions. See "Options, Futures, and Other Derivatives."

     LENDING SECURITIES. As a way to earn additional income, each of the Funds may lend its portfolio securities to creditworthy persons not affiliated with the Funds. Such loans must be secured by cash collateral or by irrevocable letters of credit maintained on a current basis in an amount at least equal to the market value of the securities lent. Under the terms of these loans, a Fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities lent and interest on the investment of the collateral and must have the right to call the loan and obtain the securities lent at any time on five trading days' notice. This includes the right to call the loan to enable the Fund to exercise its voting rights. Such loans may not exceed one-third of the lending Fund's net assets at market value. This percentage limitation constitutes a "fundamental" policy that can be changed only by a vote of a majority of shareholders. Lending securities to broker-dealers and institutions could result in a loss or a delay in recovering the Fund's securities.

     OPTIONS, FUTURES, SWAPS AND OTHER DERIVATIVES. The Funds may buy and write call and put options on securities, securities indices, and foreign currencies, and may enter into futures contracts and use options on futures contracts. The Funds may also enter into swap agreements relating to interest rates, foreign currencies, and securities indices and forward foreign currency contracts. All of these may be referred to as "derivatives" transactions. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments, or as part of their overall investment strategies. Each Fund will maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt securities (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under derivatives transactions) to avoid "leveraging" the Fund.

     Gains and losses on "derivatives" transactions depend on the Investment Manager's ability to predict correctly the direction of interests rates, securities prices, currency exchange rates, or other factors. Risks in the use of these derivatives include: a) the risk that interest rates, securities prices, or currency exchange rates or other factors affecting the value of the Fund's investments do not move in the directions being hedged against, in which case the Fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; b) imperfect correlation between the price of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged; c) the possible absence of a liquid secondary market for any particular derivative at any time;
d) the potential loss if the counterparty to the transaction does not perform as promised; and e) the possible need to defer closing out certain positions to avoid adverse tax consequences. In particular, the risk of loss from certain types of futures transactions is potentially unlimited. More information on derivatives is contained in the SAI.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Each Fund may invest in mortgage-backed and other asset-backed securities. The Seneca Bond Fund and the Seneca Real Estate Securities Fund are more likely to invest in such securities than the other Funds. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. They include pass-through instruments, representing an undivided interest in a pool of mortgages, in which the holder receives a share of all interest and principal payments from the mortgages in the pool. For many of these securities, the U.S. government, the issuing agency, or a private entity guarantees payment of interest and principal or provides other forms of credit enhancement. Some mortgage pass-through securities entitle the holders to all or a substantial portion of the interest payments on a pool of mortgage assets ("Interest Only" securities, or "IOs") while others entitle the holders to all or a substantial portion of the principal payments ("Principal Only" securities or "POs"). Mortgage-backed securities also include collateralized mortgage obligations

("CMOs"), a term that generally includes debt instruments collateralized by mortgage loans or mortgage pass-through securities and multi-class pass-through securities. CMO's are generally issued in classes, each representing an obligation with a stated maturity or final distribution date and a specific fixed or floating coupon rate. Payments of principal and interest on the underlying mortgage assets may be allocated among the classes in various ways, resulting in differing predictability of cash flows among the classes. Other asset-backed securities apply techniques similar to those used in mortgage-backed securities to base obligations on financial assets other than mortgages, including automobile receivables, credit card receivables, loans to finance boats, recreational vehicles, and mobile homes, computer, copier, railcar, and medical equipment leases, and trade, healthcare, and franchise receivables.

     Part of the cash flow of mortgage-backed or other asset-backed securities may be from the early payoff of some of the underlying loans. The specific amount and timing of such prepayments are difficult to predict, creating "prepayment risk." For mortgage-related securities, prepayments are likely to increase during periods of declining long-term interest rates because borrowers tend to refinance when interest rates drop. In the event of very high prepayments, a Fund may be required to invest these proceeds at a lower interest rate, causing the Fund to earn less than if the prepayments had not occurred. Prepayments are likely to decrease during periods of rising interest rates, causing the expected average life of mortgage-related securities to become longer. This variability of prepayments will tend to limit price gains when interest rates drop and to exaggerate price declines when interest rates rise. In general, the obligations supporting other asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, the risks relating to default may be greater.

     The Investment Manager expects additional assets will be "securitized" in the future. A Fund may invest in any such instruments or variations on them to the extent consistent with the Fund's investment objectives and policies.

     STRUCTURED SECURITIES. The Funds may invest in debt securities, preferred stock, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to a specified securities or other index, the market prices of specified securities, commodities, or other assets, or specified foreign currency exchange rates. These securities are sometimes referred to as "structured notes," "structured securities," or "asset-based" securities. A Fund's investments in these securities are subject to the limits as to quality that are applicable to debt securities generally. If a structured security is backed by a bank letter of credit or other credit enhancement, a Fund may take the enhancement into account in assessing the quality of the security. The prices of structured securities have historically been subject to high volatility and their interest or dividend rates may at times be substantially below prevailing market rates.

     ZERO COUPON BONDS. Each Fund may invest in zero coupon bonds and "strips." The Seneca Bond Fund is more likely to invest in such securities than the other Funds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from face value. A single lump sum that represents both principal and interest is paid at maturity. Strips are debt securities whose interest coupons have been "stripped" away and traded separately after the securities are issued, and are therefore generally comparable to zero coupon bonds. The market value of zero coupon bonds and strips generally is more sensitive to interest rate fluctuations than interest-paying securities of comparable term and quality.

     VARIABLE RATE, FLOATING RATE, OR VARIABLE AMOUNT SECURITIES. Each Fund may invest in variable rate, floating rate, or variable amount securities. These are generally short-term unsecured obligations of private issuers. They are generally interest-bearing notes on which the interest rate fluctuates on a scheduled basis.

     INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each Fund may invest up to 10% of its total assets in the shares of other investment companies, but only up to 5% of its assets in any one other investment company. In addition, a Fund may not purchase more than 3% of the securities of any one investment company. Investments in other investment companies involve investment management, distribution, and other fees and expenses paid by such investment companies. These are in addition to the fees and expenses the Funds incur directly in connection with their operations. The Funds may invest cash balances in money market mutual funds.

     Notwithstanding these limitations, the Funds reserve the right to convert to a "master/feeder" structure at a future date. Under such a structure, one or more "feeder" funds, such as the Funds, invest all of their assets in a "master" fund, which, in turn, invests directly in a portfolio of securities. If required by applicable law, the Funds will seek shareholder approval before converting to a master/feeder structure. If the requisite regulatory authorities determine that such approval is not required, shareholders will be deemed, by purchasing shares, to have consented to such a conversion and no further shareholder approval will be sought. Such a conversion is expressly permitted under the investment objective and fundamental policies of each Fund.

     DIVERSIFICATION. Diversifying a Fund's investment portfolio can reduce the risks of investing. With the exception of the Seneca Real Estate Securities Fund, as to 75% of its assets no Fund will make an investment that would result in more than 5% of its total assets being invested in any one issuer or in the Fund owning more than 10% of the outstanding voting securities of any issuer, in each case excluding certain government securities, cash and certain other assets. In addition, with the exception of Seneca Real Estate Securities Fund, no Fund invests more than 25% of its assets in any one industry. These limitations are fundamental policies of the Funds (other than the Seneca Real Estate Securities Fund). The Seneca Real Estate Securities Fund generally invests at least 65% of its assets in securities of issuers that are principally engaged in businesses in the U.S. real estate industry or related businesses. See "The Seneca Funds in Detail -- Seneca Real Estate Securities Fund."

                               PURCHASE OF SHARES

     The Seneca Growth Fund, Seneca Mid-Cap EDGE Fund, and Seneca Real Estate Securities Fund each offers two classes of shares: "Administrative Shares" and "Institutional Shares." The Seneca Bond Fund currently only offers only Institutional Shares. Administrative Shares are offered primarily to participant-directed employee benefit plans and to investors purchasing through accounts maintained with broker-dealers and other financial service companies. Institutional Shares are offered to "Institutional Investors" such as pension and profit sharing plans, other employee benefit trusts, investment advisers (for themselves and/or accounts they manage), foundations and corporations and others who purchase in the minimum amounts described below. In addition, Institutional Shares may be offered to trustees and/or employees of the Funds, the Investment Manager or the Distributor, clients of the Investment Manager or persons associated with or related to, or members of the immediate family of, any such persons ("Related Persons").

     No sales charges are assessed upon the sale of either class of shares, although shares may be purchased through certain financial intermediaries, such as broker-dealers, that charge their customers transaction or other fees relating to customers' investments in the Funds. Sales are all at the respective net asset value of the shares for the particular class.

     Genesis Merchant Group Securities LLC ("GMG Securities") and Seneca Distributors LLC ("Seneca Distributors") have entered into a Distribution Agreement with the Trust pursuant to which they serve as principal underwriters to the Trust. It is expected that GMG Securities will terminate its agreement with the Trust shortly after Seneca Distributors completes the process of becoming registered as a broker-dealer under the laws of certain states, and Seneca Distributors will become the sole principal underwriter.

     MINIMUM INVESTMENT IN THE FUNDS. Except for purchases of Administrative Shares through certain pension or retirement plans or accounts, the minimum initial investment for Administrative Shares is currently $1,000. The minimum initial investment for Administrative Shares through pension or retirement plans or accounts, including 401(k) plans, 403(b) plans, 457 plans, governmental plans, tax-sheltered annuity plans and individual retirement accounts ("Retirement Accounts"), is currently $1,000. The minimum investment for Institutional Shares is $250,000, except the Bond Fund, which has a minimum investment of $10,000. There is no minimum investment requirement for Related Persons purchasing such shares. Certain other exceptions to these minimum requirements may apply.

     OPENING AN ACCOUNT. To open an account, an investor should (i) complete the attached Client Registration Application and send it, together with payment for the amount to be invested, to Seneca Funds, c/o Investors Fiduciary Trust Company at P.O. Box 419565, Kansas City, Missouri 64141-6565 or (ii) contact his or her employee benefit plan administrator or broker or other financial services provider. Payments may be made by check or money order or by electronic transfer or wiring of funds to Seneca Funds, c/o Investors Fiduciary Trust Company (the "Transfer Agent"). See "How to Purchase Shares." Investors may call the Transfer Agent at 1-800-990-9331 with questions concerning opening an account. See "How to Purchase Shares."

     HOW TO PURCHASE SHARES. Investors who are not buying shares through an account with a broker-dealer or other financial service company may purchase shares in the following ways:

         BY MAIL. Fill out a Client Registration Application (for a new account) or fill out the investment coupon from a previous confirmation statement (for an existing account), and mail it, together with a check or money order payable to Seneca Funds, to Seneca Funds, c/o Investors Fiduciary Trust Company at P.O. Box 419565, Kansas City, Missouri 64141-6565. Checks should be bank or certified checks. The Trust, at its option, may accept a check that is not a bank or certified check, however, third party checks will not be accepted. There are restrictions on the redemption of shares purchased by check for which the funds are being collected. See "Redemption of Shares."

         BY ELECTRONIC OR WIRE TRANSFER. Investors may also make initial or subsequent investments by electronic transfer of funds or wire transfer of Federal funds to Seneca Funds, c/o Investors Fiduciary Trust Company. Before transferring or wiring funds, an investor must first telephone the Trust at 1-800-990-9331 for instructions. On the telephone, the following information will be requested: name of authorized person; shareholder account number (if you have one); name of Fund and share class; amount being transferred or wired; and transferring or wiring bank name.

         BY TELEPHONE. If an investor elects the telephone purchasing service on the Client Registration Application (or subsequently in writing), the investor may authorize electronic withdrawals from his or her bank account over the telephone. The Transfer Agent may employ additional reasonable procedures to confirm that such instructions are genuine, possibly including recording telephone calls requesting purchases and/or verifying authorization and requiring some form of personal identification. A Fund and the Transfer Agent may be liable for losses due to unauthorized or fraudulent instructions only if reasonable procedures are not followed. Otherwise, neither the Trust nor its Transfer Agent will be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone purchasing service, they may be giving up a measure of security that they might have if they were to purchase their shares by means of written instructions. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a purchase by telephone when desired.

         BY INTERNET.  The Seneca Funds website is www.senecafunds.com.

     AUTOMATIC INVESTMENT PLAN. Additional investments may be made automatically by electing this service on the Client Registration Application and providing bank account and certain other information. This authorizes the Fund and the Transfer Agent to make regular, automatic withdrawals from the shareholder's bank account. Periodic investments must be at least $100 for each Fund in which the shareholder is automatically investing. A shareholder may change the date or amount of the monthly investment, or terminate the Automatic Investment Plan, at any time by notifying the Transfer Agent in writing or by telephone. The Transfer Agent must receive the request at least 10 business days before the change is to become effective. A shareholder may also be able to have investments automatically deducted from his or her: (1) paycheck at work; (2) savings account; or (3) choice of other sources. Call the Transfer Agent at 1-800-990-9331 for more information.

     All purchase orders are effected at the net asset value for the relevant class next determined after receipt of the purchase order. A purchase order received prior to the close of business (4:00 p.m., Eastern Time) on a day the Trust is open for business is effected at that business day's net asset value. An order received after the close of business will be effected at the net asset value determined on the next business day. The Trust is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

     ADDITIONAL INVESTMENTS. Additional investments may be made at any time at the net asset value for the relevant class by following the procedures described above. See "How to Purchase Shares." The minimum additional investment for Institutional Shares is generally $10,000, except for the Bond Fund which has a minimum additional investment of $1,000. The minimum additional investment for Administrative Shares generally is $250; for participants in Retirement Accounts, the minimum additional investment is $250. Additional investments for as little as $100 per month for each Fund may also be made through the Automatic Investment Plan. See "Automatic Investment Plan."

     OTHER PURCHASE INFORMATION. Purchases of a Fund's shares are made in full and fractional shares. In the interest of economy and convenience, certificates for shares will generally not be issued.

     The Trust reserves the right, in its sole discretion, to suspend the offering of shares of either class of any Fund or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Trust; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Client Registration Application proves to be incorrect in any material manner (e.g., in a manner such as to render the shareholder ineligible to purchase shares).

     Shares of the Trust may not be available for purchase in all states. Prospective investors should inquire as to whether shares of a particular Fund are available in their state of residence.

     Investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable. The transactions will be effected only if the Investment Manager intends to retain the securities in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

     RETIREMENT ACCOUNTS. Investors may establish an Individual Retirement Account (IRA), Simplified Employee Plan (SEP), or certain other types of retirement plan with the Distributor. Contributions to an IRA, SEP or other type of retirement plan may be deductible from an investor's taxable income, depending on his or her personal tax situation. An investor receiving a distribution from his or her pension plan or wishing to transfer his or her IRA or other tax-deferred retirement account from another financial institution, will continue to get tax-deferred growth by transferring these accounts to the Distributor. Please call 1-800-990-9331 for additional information.

                              REDEMPTION OF SHARES

     Each Fund redeems its shares at the net asset value for the relevant class next determined following receipt of a redemption request. Redemptions may be made by mail or, if elected on the Trust's Client

Registration Application (or subsequently in writing), by telephone. Although no charge is generally made for redemptions, when shares have been held for fewer than 90 days, a fee of 1% of the amount redeemed will be assessed on a first-in-first-out basis. This amount is retained by the appropriate Fund and does not apply to the redemption or exchange of shares acquired through reinvestment of dividends. The early withdrawal fee is intended to protect long-term shareholders from the expenses involved in frequent purchases and redemptions by short-term investors. Shares may be worth more or less upon redemption than their purchase price, generally, depending on the market value of the investment securities held by the particular Fund at the time of redemption.

     REDEMPTIONS BY MAIL. Shares may be redeemed by submitting a written request to Seneca Funds, c/o Investors Fiduciary Trust Company, P.O. Box 419565, Kansas City, Missouri 64141-6565, stating the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by all registered shareholders designated on the Client Registration Application. Requests for redemptions in excess of $100,000 must be accompanied by a signature guarantee from an eligible institution, as determined by Trust policy.

     REDEMPTIONS BY TELEPHONE OR OTHER WIRE COMMUNICATIONS. A shareholder may authorize the Trust to effect redemptions or exchanges between Funds (see "Other Redemption Information" and "Exchange Privilege") on telephonic or other electronic instructions. This may be done either through the Client Registration Application or with a subsequent written authorization, a form of which may be obtained from the Transfer Agent. Once the shareholder has given such authorization, he or she may redeem shares by calling the Trust at 1-800-990-9331, by sending a facsimile to Seneca Funds, c/o Investors Fiduciary Trust Company, at (816) 435-6707 or by other means of wire communication. Investors must state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Requests for redemptions in excess of $100,000 must be made by mail. See "Redemptions by Mail."

     In electing telephone or other electronic redemption privileges, an investor authorizes the Transfer Agent to act on instructions from any person representing himself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Transfer Agent provides written confirmation of transactions initiated electronically as a procedure designed to confirm that such instructions are genuine. The Transfer Agent may employ additional reasonable procedures to confirm that such instructions are genuine, possibly including recording telephone calls requesting redemptions and/or verifying authorization and requiring some form of personal identification. A Fund and the Transfer Agent may be liable for losses due to unauthorized or fraudulent instructions only if reasonable procedures are not followed. Otherwise, neither the Trust nor its Transfer Agent will be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. All redemptions, whether initiated by letter, by telephone, or by other electronic means, will be processed in a timely manner and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed under the heading "Other Redemption Information."

     OTHER REDEMPTION INFORMATION. Payment of the redemption price is ordinarily wired to the investor's bank three business days after the tender request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. Because the cost of such wire transfers are borne by the shareholder, Administrative class shareholders may elect to receive redemption proceeds by check. The Trust may suspend the right of redemption as to any Fund or postpone the payment date at time when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws. If the shares being redeemed were purchased by check, payment may be delayed pending verification that the check used to purchase such shares has been honored. Any such delay may be avoided if shares are purchased by means of certified or bank check or electronic transfer or wire transfer of Federal funds.

     For shareholder protection, a request to change information contained in a shareholder's account registration (for example, a request to change the bank designated to receive wire redemption proceeds or to send redemption proceeds made payable to someone other than the registered shareholder(s) or to an address or bank account other than that previously designated in the Client Registration Application) must be received in writing, signed by all registered shareholders designated on the Client Registration Application, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trust and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organizations.

     Due to the relatively high cost of maintaining small accounts, the Trust reserves the right unilaterally to redeem shares in any account (other than in Retirement Accounts) for their then-current value (which will be promptly paid to the investor) if at any time, due to other redemptions by the investor, the Institutional Shares in the account do not have a value of at least $10,000 or the Administrative Shares in the account do not have a value of at least $1,000. A shareholder will receive advance notice of such an involuntary redemption and will be given at least 30 days to bring the value of his or her account up to at least $1,000.

     The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Although it is highly unlikely that shares would ever be redeemed in kind, if they are, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

     EXCHANGE PRIVILEGE. Shares of a Fund may be exchanged for shares of the same class of any other Fund based on the respective net asset values of the shares involved. Exchanges may be made only as to Funds registered in the state of residence of the investor or where an exemption from registration is available. An exchange order is treated the same as a redemption followed by a purchase and may result in a capital gain or loss for tax purposes, and special rules may apply in computing tax basis when determining gain or loss. See "Income Tax Considerations" and "Dividends, Distributions and Tax Status" in the SAI. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the telephone redemption option has been elected, by calling the Trust at 1-800-990-9331.

                             PORTFOLIO TRANSACTIONS

     Pursuant to the Investment Management Agreement, the Investment Manager places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting such purchases and sales, the Investment Manager seeks the best price and execution of the Funds' orders. Commission rates are a component of the Investment Manager's analysis of price. Factors the Investment Manager considers in evaluating execution quality include the ability of a broker or dealer to effect the transaction, the broker's or dealer's clearance and settlement facilities and capabilities, its reliability and financial stability, a dealer's willingness to commit capital, the size of the transaction, and the market for the security involved.

     Many securities, both debt and equity, are traded primarily in the over-the-counter market. For transactions traded in that market, dealers generally act as principal rather than as agent and receive a markup or markdown on the transaction price rather than a commission. The Funds intend to deal with primary market makers for securities traded in the over-the-counter markets except where more favorable execution and price can be obtained elsewhere. Funds may also purchase securities directly from issuers or from underwriters or dealers as part of an offering of securities. Purchases from dealers and underwriters in such offerings include a discount or concession granted by the issuer to the underwriter.

     In selecting brokers and dealers, the Investment Manager considers not only the factors described above relating to price and execution quality, but also the value of research services and products provided to the Investment Manager. As a result, a Fund may pay higher commission rates to such brokers than the lowest available when the Investment Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Investment Manager also may consider sales of shares of the Trust as a factor in selection of broker-dealers to execute portfolio transactions of the Trust. In addition, the Trust may direct the Investment Manager, subject to obtaining best execution, to execute a portion of one or more Fund's portfolio transactions through certain broker-dealers in exchange for the broker-dealers' agreement to satisfy or pay obligations that the Fund has incurred for, among other things, custodial, accounting, or transfer agency services. These practices could result in a Fund paying higher aggregate transaction costs than would otherwise be the case.

     Subject to the foregoing considerations of price and execution, the Funds may use GMG Securities in connection with portfolio transactions in exchange-traded securities. GMG Securities is a member of the New York Stock Exchange, the American Stock Exchange and the National Association of Securities Dealers, Inc. The ownership of GMG Securities overlaps with the ownership of the Investment Manager although GMG Securities may not be an "affiliated person" of the Investment Manager within the meaning of the 1940 Act.

     GMG Securities may receive brokerage commissions from the Funds, limited to "usual and customary broker's commissions," as contemplated by the 1940 Act, and subject to GMG Securities being able to provide execution at least as favorable as that provided by other qualified brokers. The Trustees have developed procedures to ensure that the commissions paid to GMG Securities are limited to "usual and customary broker's commissions" as contemplated in the 1940 Act. On a quarterly basis, the Trustees will review the securities transactions of each Fund effected by GMG Securities (if any) for compliance with those procedures.

     Some securities considered for investment by the Funds may also be appropriate for other clients served by the Investment Manager or its affiliates, including accounts in which the Investment Manager or persons associated with the Investment Manager are investors, such as investment partnerships of which the Investment Manager or such associated persons is the general partner. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Investment Manager or its affiliates is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Investment Manager.

                                NET ASSET VALUE

     The net asset value per share of each class of each Fund is determined as of the regular close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) by dividing the total market value of a Fund's portfolio investments and other assets attributable to that class, less that class' proportionate share of the Fund's liabilities that are not attributable to a particular class and any liabilities attributable to that class, by the number of total outstanding shares of that class. Net asset value is not determined on days on which the New York Stock Exchange is closed.

     Portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, at the mean between the most recent high bid and low asked quotations obtained on the relevant exchange or other market or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days of less), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Certain debt securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Securities for which fair market value cannot be determined pursuant to the foregoing are valued at fair value as determined by, or at the direction of, the Trustees.

                          DIVIDENDS AND CAPITAL GAINS

     The Funds distribute substantially all of their net investment income in the form of dividends to shareholders. The following table shows how often each Fund pays dividends.

                                                     DIVIDEND
                       FUND                            PAID
--------------------------------------------------  ----------
Seneca Growth Fund................................  Annually
Seneca Mid-Cap "EDGE" (sm) Fund...................  Annually
Seneca Bond Fund..................................  Monthly
Seneca Real Estate Securities Fund................  Quarterly

     Each of the Funds distributes net capital gains, if any, annually.

     Shareholders may select from among the following distribution options:

REINVESTED..........................
                                 Have all dividends and capital gains
                                 distributions reinvested in additional shares of the same or any other Fund. If a shareholder does not choose one of the other options, this option will be selected automatically.

CASH AND REINVESTED.................
                                 Have either dividends or capital gains
                                 paid in cash and the other reinvested in additional shares in the same or any other Fund; or

ALL CASH............................
                                 Have dividends and capital gains
distributions paid in cash.

     Each Fund makes distributions on a per share basis to the shareholders of record as of the distribution date of that Fund, regardless of how long the shares have been held. That means if an investor buys shares just before or on a record date, he or she will pay the full price for the shares and then may receive a portion of the price back as a taxable distribution.

                           INCOME TAX CONSIDERATIONS

     FEDERAL TAXES. For each taxable year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. Qualifying regulated investment companies distributing substantially all of their ordinary income and capital gains are not subject to federal income or excise tax on any net investment income and net realized capital gains distributed to shareholders. However, the shareholders are subject to tax on these distributions.

     Dividends paid by a Fund from net investment income, the excess of net short-term capital gain over net long-term capital loss, and original issue discount or certain market discount income are taxable to shareholders as ordinary income. Distributions paid by a Fund from the excess of net long-term capital gain over net short-term capital loss are taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences apply regardless of whether distributions are received in cash or reinvested in shares. A portion of the dividends paid to corporate shareholders may qualify for the corporate dividends-received deduction to the extent the Fund earns qualifying dividends. Each Fund will notify shareholders after each calendar year of the amount and character of distributions they received from that Fund for federal tax purposes.

     For IRAs and pension plans, dividends and capital gains will be reinvested and not taxed until the beneficiary receives a qualified distribution from the IRA or pension plan.

     Shareholders should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution. They will be taxed when they receive the distribution even though the distribution represents a return of a portion of the purchase price.

     Redemptions and exchanges of shares are taxable events that may represent a gain or a loss for the shareholder.

     Individuals and certain other types of shareholders may be subject to backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules. They may be subject to nonresident alien withholding on amounts considered ordinary dividends from the Fund.

     New investors must certify that their social security or taxpayer identification numbers are correct. They must also certify that they are not subject to backup withholding for failure to report income to the Internal Revenue Service.

     OTHER TAXES. In addition to federal taxes, investors may be subject to state and local taxes on payments received from a Fund. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by a Fund that come from direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes. Investors should consult their tax advisers regarding specific questions as to federal, state and local taxes.

                      INVESTMENT MANAGER AND ADMINISTRATOR

     As Investment Manager, GMG/Seneca is responsible for making investment decisions for the Funds and for selecting brokers and dealers to execute transactions for each Fund. GMG/Seneca (including its predecessor, GMG/Seneca Capital Management, L.P.) has been an investment adviser since 1989, managing equity and fixed-income securities portfolios primarily for institutions and individuals. GMG/Seneca is owned by certain of its employees, including Ms. Seneca, the former limited partners of GMG/Seneca Capital Management, L.P. and certain of the partners of Genesis Merchant Group, L.P. Under GMG/Seneca's "operating agreement," Ms. Seneca is the "manager" of GMG/Seneca Capital Management, LLC.

     Investment and trading decisions for each Fund are made by a team of managers and analysts headed by two team leaders. The team leaders for each Fund are primarily responsible for the day-to-day decisions related to that Fund. The team leader of any one Fund may be on another Fund team.

     GAIL P. SENECA is a team leader for each of the Funds. From October 1987 until October 1989, she was Senior Vice President of the Asset Management Division of Wells Fargo Bank and from October 1983 to September 1987, she was Investment Strategist and Portfolio Manager for Chase Lincoln Bank, heading the fixed income division.

     RICHARD D. LITTLE is the other team leader for the Seneca Growth Fund and the Seneca Mid-Cap "EDGE" (sm) Fund. Mr. Little has been with GMG/Seneca since December 1989. He is a general partner and director of Equities. Before he joined GMG/Seneca, Mr. Little held positions as an analyst, board member, and regional manager with Smith Barney, NatWest Securities, and Montgomery Securities.

     CHARLES B. DICKE is the other team leader for the Seneca Bond Fund. He has been a Fixed-Income Portfolio Manager with GMG/Seneca since October 1991. Before joining GMG/Seneca, he was a Vice President with Lehman Brothers, serving as a Product Manager for Government agency securities and a strategist on fixed-income portfolios.

     DAVID SHAPIRO is the other team leader for the Seneca Real Estate Securities Fund. He has been a Portfolio Manager with GMG/Seneca since February 1996. Before joining GMG/Seneca, he was a Portfolio Manager with Genesis Realty since May 1995. Prior to that, he was a managing director of The ADCO Group from 1992 to 1995.

     MANAGEMENT FEE. For its services to the Funds, the Investment Manager receives a Management Fee based on an annual percentage of the average daily net assets of each Fund. It is accrued daily, and paid monthly. The annual fee percentages are 0.70% for the Seneca Growth Fund, 0.80% for the Seneca Mid-Cap "EDGE" (sm) Fund, 0.50% for the Seneca Bond Fund, and 0.85% for the Seneca Real Estate Securities Fund. The Investment Manager's approach to locating attractive investments in medium-capitalization companies, evaluating and monitoring them, and effecting transactions in such securities requires more effort and resources than traditional management of large-capitalization equity portfolios and bond portfolios, as does the specialized nature of investing in real estate and real estate-related securities. Accordingly, the management fees for the Seneca Mid-Cap "EDGE" (sm) Fund and the Seneca Real Estate Securities Fund are higher than the management fees paid by most other mutual funds that do not pursue these types of investment programs. The Investment Manager will reduce the Management Fee each Fund must pay if the fee exceeds any state-imposed expense limitations, excluding permissible items, such as brokerage commissions, Rule 12b-1 payments, interest, taxes and litigation expenses.

     ADMINISTRATIVE SERVICES. Pursuant to an Administrative Services Agreement, GMG/Seneca is responsible for the day-to-day administrative functions of the Trust. GMG/Seneca has entered into an agreement with State Street pursuant to which State Street performs most of those functions. Among other things, State Street provides the Trust and each Fund with clerical, data processing, and other, similar services and support; handles the registration of the Funds' shares under the securities laws of those states and other jurisdictions where the shares are offered; assists in the preparation of SEC registration materials, periodic reports, and proxy materials; and provides bookkeeping and accounting services, including maintaining the accounts, books and records that are required under applicable laws. For these services, the Administrative class of each Fund pays GMG/Seneca a fee based on the average net assets of the Fund. The Investment Manager may waive some or all of these fees from time to time at its discretion, and may reimburse a Fund for a portion of a Fund's expenses. The Institutional class of each Fund pays a lower fee in recognition of the fact that fewer services are required.

     The Investment Manager may waive some or all of its Management Fee and/or Administrative Fee as to any Fund from time to time at its discretion, and may reimburse a Fund for a portion of the Fund's expenses. These practices will increase a Fund's return and are intended to make the Fund more competitive. The Investment Manager has undertaken to effect such waivers and reimbursements to the extent necessary to prevent each Fund's overall expenses from exceeding certain levels at least through the earlier of March 31, 1997 or such time as the Trust's aggregate assets equal or exceed $60 million. Thereafter, any such waivers or reimbursements the Investment Manager may provide may be terminated at any time.

                              GENERAL INFORMATION

     SENECA FUNDS. Seneca Funds was organized as a Delaware business trust on December 18, 1995. The Trust is registered with the Securities and Exchange Commission under the 1940 Act as an open-end management investment company of the series type. Each Fund constitutes a separate series. The fiscal year-end of each of the Funds is September 30.

     The Trust is authorized to issue and sell multiple classes of shares for each series of shares of the Funds. Three of the Trust's existing series, the Seneca Growth Fund, the Seneca Mid-Cap EDGE Fund, and the Seneca Real Estate Securities Fund currently have two classes of shares, Administrative Shares and Institutional Shares; the Seneca Bond Fund currently offers only Institutional Shares. The Trust may issue additional series and additional classes of existing series of shares in the future with such rights, preferences, and privileges as the Trustees may determine (subject to compliance with applicable law), without the consent of shareholders.

     Except for the differences noted below and elsewhere in this Prospectus, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of that Fund and upon issuance is fully paid and nonassessable. Each share of each class represents an identical legal interest in the same investments of a Fund, except that each class bears certain expenses related solely to that class. In particular, Administrative Shares have higher fees and expenses relating to the way in which they are distributed and the services provided to their class. Each class has exclusive voting rights under the 12b-1 Distribution and Administrative Services Plan. In the event that a meeting of shareholders is called, separate votes will be taken by each class only if a matter affects, or requires the vote of, just that class. Although the legal rights of holders of each class of shares are identical, it is likely that the difference in expenses will result in different net asset values and/or dividends. The classes may also have different exchange privileges.

     As a Delaware business trust, the Trust is not required to hold regular annual meetings of shareholders. Ordinarily there will be no shareholder meetings, unless called by the Trustees, requested by shareholders holding 10% or more of the outstanding shares under circumstances in which the 1940 Act or Delaware law require that a meeting be held upon such request, or required by the 1940 Act or Delaware law. Shareholders are entitled to cast one vote for each dollar of net asset value of their shares on the record date. At a shareholders meeting, if one is called, issues that affect all the Funds and classes in substantially the same way will be voted on by all shareholders of all Funds. Issues that do not affect a Fund or a class will not be voted on by shareholders of that Fund or class. Issues that affect all Funds, but in which their interests are not substantially the same, will be voted on separately by each Fund.

     CUSTODIAN AND TRANSFER AGENT. Investors Fiduciary Trust Company ("IFTC" or the "Transfer Agent"), P.O. Box 419565, Kansas City, Missouri 64141-6565, serves as both Custodian and Transfer Agent for the Funds. Under a Custodian Agreement, IFTC holds all securities and cash assets of the Funds as custodian and provides certain accounting and recordkeeping services. In its capacity as the custodian, IFTC is authorized to deposit securities in securities depositories or to use services of sub-custodians.

     Under a Transfer Agency Agreement, IFTC is responsible for, among other things: a) opening and maintaining shareholder accounts; b) reporting account information to shareholders; c) paying dividends and capital gains, and d) handling requests for exchanges, transfers and redemptions.

     DISTRIBUTOR. GMG Securities is currently the principal underwriter and distributor of both classes of shares of each of the Funds. As previously noted, the Seneca Bond Fund currently offers only Institutional Shares. It is expected that shortly after Seneca Distributors completes its registration as a broker-dealer in certain states, GMG Securities will terminate its agreement with the Trust and Seneca Distributors will become the sole Distributor. The ownership of GMG Securities overlaps significantly with that of GMG/Seneca although GMG Securities may not be an "affiliated person" of GMG/Seneca within the meaning of the 1940 Act. Seneca Distributors is 99% owned by GMG/Seneca.

     DISTRIBUTION AND RELATED SERVICES. Pursuant to a Distribution Plan, the Trust has entered into a Distribution Agreement with the Distributors under which the Trust pays the Distributors a fee at an annual rate 0.25% of the average daily net assets attributable to the

Administrative Shares of each Fund. No Distribution Fee is paid as to the Institutional Shares of any Fund. Amounts paid under the Distribution Plan may be used by the Distributors to cover expenses that are primarily intended to result in, or are primarily attributable to (i) the sale of Administrative Shares, (ii) ongoing servicing and/or maintenance of accounts of holders of Administrative Shares, and (iii) subaccounting, recordkeeping, and administrative services related to the sale of Administrative Shares, all as set forth in the Distribution Plan. Payments under the Distribution Plan are not tied directly to the expenses actually incurred by the Distributors in connection with the foregoing activities and may exceed those expenses. The Trustees will evaluate the appropriateness of the Distribution Plan annually. For a more complete disclosure of the Plan and its terms, see the SAI.

     Shares may also be offered through certain brokers and financial intermediaries ("service agents"). Service agents may impose additional or different conditions on the purchase or redemption of a Fund's shares by their customers and may charge their customers transaction fees or other account fees on the purchase and/or redemption of a Fund's shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agent for information regarding these fees and conditions and should be aware that, if they satisfy the minimum purchase requirements, they could avoid those fees by investing directly through the Distributors.

     OTHER EXPENSES. The Trust bears all costs of its operations. Trust expenses directly attributable to a Fund or a class of shares are charged to that Fund or class; other expenses are allocated among all the Funds. Administrative Shares may be purchased in employee benefit plan accounts and in accounts maintained with financial institutions and financial services companies such as broker-dealers. Employee benefit plan administrators and financial institutions and financial services companies through which Administrative Shares are purchased may be paid fees by the Funds for transfer agency, accounting, recordkeeping, and administrative and other services provided with respect to such shares. Those services may include maintaining account records, aggregating and processing orders to purchase, redeem, and exchange Administrative Shares, processing dividend payments, forwarding shareholder communications, and providing subaccounting services for shares held beneficially.

     PERFORMANCE INFORMATION. The Trust may publish performance information about the Funds. Fund performance usually will be shown either as cumulative total return or average periodic total return compared with other mutual funds as published by public ranking services, such as Lipper Analytical Services, Inc. Cumulative total return is the actual performance over a stated period of time. Average annual total return is the hypothetical return, compounded annually, that would have produced the same cumulative return if the Fund's performance had been over the entire period. Each Fund's total return shows its overall dollar or percentage change in value. This includes changes in the share price and reinvestment of dividends and capital gains.

     The performance of a Fund may also be measured in terms of yield. Each Fund's yield shows the rate of income the Fund earns on its investments as a percentage of the Fund's share price.

     A Fund may also separate its cumulative and average annual total returns into income results and capital gains or losses. Each Fund may quote its total returns on a before-tax or after-tax basis.

     The performance information that may be published for the Funds is historical. It is not intended to represent or guarantee future results. The value of Fund shares may be more or less than their original cost when they are redeemed. For more information, see the SAI.

     MATERIAL LEGAL PROCEEDINGS. There are no material legal proceedings to which the Trust is subject, or to which the Investment Manager or the Distributor are subject, that are likely to have a material adverse effect on their ability to perform their obligations to the Trust or on the Trust itself.

     SUMMARY OF BOND RATINGS. Following is a summary of the grade indicators used by two of the most prominent, independent rating agencies (Moody's Investors Service, Inc. and Standard & Poor's Corporation) to rate the quality of bonds. The first four categories are generally considered investment quality bonds. Those below that level are of lower quality and are sometimes referred to as "junk bonds."

                                                       STANDARD &
            INVESTMENT GRADE               MOODY'S       POOR'S
-----------------------------------------  -------     ----------
Highest quality..........................  Aaa         AAA
High quality.............................  Aa          AA
Upper medium.............................  A           A
Medium, speculative features.............  Baa         BBB

              LOWER QUALITY
-----------------------------------------
Moderately speculative...................  Ba          BB
Speculative..............................  B           B
Very Speculative.........................  Caa         CCC
Very high risk...........................  Ca          CC
Highest risk, may not be paying
  interest...............................  C           C
In arrears or default....................  C           D

     For more detailed information on bond ratings, including gradations within each category of quality, see the SAI.

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